FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	42	14,320,665.56	1.87	5.386	654	78.59
5.501 - 6.000	275	89,604,641.74	11.70	5.873	662	79.03
6.001 - 6.500	407	116,599,543.47	15.22	6.334	645	79.17
6.501 - 7.000	599	180,401,646.83	23.55	6.818	641	79.45
7.001 - 7.500	468	120,326,377.53	15.71	7.301	627	80.58
7.501 - 8.000	371	85,345,562.28	11.14	7.811	596	81.60
8.001 - 8.500	208	44,851,993.77	5.85	8.276	584	81.84
8.501 - 9.000	291	41,166,035.95	5.37	8.835	580	82.26
9.001 - 9.500	182	18,632,640.46	2.43	9.300	590	83.88
9.501 - 10.000	224	22,133,666.14	2.89	9.810	614	88.01
10.001 - 10.500	149	11,023,804.18	1.44	10.352	589	90.25
10.501 - 11.000	193	11,707,173.77	1.53	10.835	595	92.10
11.001 - 11.500	92	5,824,332.07	0.76	11.203	598	90.87
11.501 - 12.000	44	2,934,103.92	0.38	11.820	552	71.78
12.001 - 12.500	34	649,492.10	0.08	12.290	587	84.64
12.501 - 13.000	4	427,436.96	0.06	12.994	552	67.21
13.001 - 13.500	2	24,095.53	0.00	13.250	649	92.82
13.501 - 14.000	2	99,960.75	0.01	13.700	510	69.44

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

Min: 5.150
Max: 13.750
Weighted Average: 7.308

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	420	12,301,814.52	1.61	10.273	636	98.33
50,000.01 - 100,000.00	593	44,789,531.01	5.85	9.162	623	89.05
100,000.01 - 150,000.00	601	74,059,891.66	9.67	7.962	615	81.55
150,000.01 - 200,000.00	474	83,265,464.70	10.87	7.438	614	78.80
200,000.01 - 250,000.00	359	80,507,582.39	10.51	7.130	621	78.28
250,000.01 - 300,000.00	248	68,230,501.77	8.91	7.112	621	78.23
300,000.01 - 350,000.00	215	69,423,616.47	9.06	6.922	628	78.97
350,000.01 - 400,000.00	178	66,589,581.36	8.69	7.059	633	80.53
400,000.01 - 450,000.00	142	60,277,676.50	7.87	6.945	639	80.89
450,000.01 - 500,000.00	97	46,242,554.15	6.04	6.897	637	80.70
500,000.01 - 550,000.00	69	36,129,978.38	4.72	6.866	638	82.71
550,000.01 - 600,000.00	67	38,424,028.91	5.02	6.921	634	81.71
600,000.01 - 650,000.00	37	23,123,280.66	3.02	6.930	617	80.04
650,000.01 - 700,000.00	37	24,998,249.57	3.26	6.901	642	81.97
700,000.01 - 750,000.00	45	33,189,116.76	4.33	6.979	612	79.46
750,000.01 - 800,000.00	1	761,600.00	0.10	5.390	641	80.00
850,000.01 - 900,000.00	2	1,776,833.62	0.23	6.603	715	76.85
950,000.01 - 1,000,000.00	2	1,981,870.58	0.26	5.599	704	76.41

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

Min: $4,928.22
Max: $1,000,000.00
Average: $213,569.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,906	470,157,219.95	61.37	7.383	616	79.67
ARM 2/28 - IO	597	187,552,705.29	24.48	6.530	640	79.91
Fixed 30 yr	857	85,895,619.79	11.21	8.624	646	89.10
ARM 3/27	37	8,991,247.14	1.17	6.973	643	77.92
ARM 3/27 - IO	17	4,604,240.00	0.60	6.045	665	80.74
ARM 5/25	11	3,903,312.35	0.51	6.734	651	75.40
Fixed 20 yr	23	2,052,656.05	0.27	7.541	643	84.04
Fixed 15 yr	68	1,962,005.91	0.26	9.638	633	90.95
Fixed 10 yr	61	852,319.42	0.11	11.238	634	94.64
Fixed 5 yr	10	101,847.11	0.01	11.921	655	93.75

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,568	675,208,724.73	88.14	7.127	624	79.69
Fixed	1,019	90,864,448.28	11.86	8.650	645	89.09

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	3,587	766,073,173.01	100.00	7.308	626	80.81

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	1,448	306,657,705.68	40.03	7.392	624	81.03
2	1,904	400,914,356.48	52.33	7.270	627	80.68
3	207	52,337,936.27	6.83	7.061	631	80.64
4	18	3,868,953.31	0.51	7.826	598	77.46
5	7	2,058,840.04	0.27	7.140	641	84.23
6	2	176,774.42	0.02	10.135	585	72.57
7	1	58,606.81	0.01	10.490	530	80.00

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

Min: 1
Max: 7
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,746	716,557,233.96	93.54	7.119	625	79.52
2	841	49,515,939.05	6.46	10.042	651	99.40

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	62,800.86	0.01	8.650	635	24.28
25.01 - 30.00	1	75,889.08	0.01	7.600	612	27.64
30.01 - 35.00	3	339,293.16	0.04	7.608	584	31.51
35.01 - 40.00	5	1,463,105.31	0.19	7.190	606	37.36
40.01 - 45.00	3	870,229.91	0.11	6.621	647	43.11
45.01 - 50.00	7	1,638,914.81	0.21	7.437	591	46.79
50.01 - 55.00	11	2,935,998.98	0.38	7.356	582	53.73
55.01 - 60.00	37	6,917,736.96	0.90	7.396	605	58.38
60.01 - 65.00	106	23,323,037.17	3.04	8.372	579	63.64
65.01 - 70.00	133	28,522,020.26	3.72	7.920	576	68.85
70.01 - 75.00	222	55,791,243.54	7.28	7.590	584	73.84
75.01 - 80.00	1,836	477,841,752.30	62.38	6.883	635	79.88
80.01 - 85.00	98	27,266,527.00	3.56	7.307	598	84.56
85.01 - 90.00	237	71,814,302.85	9.37	7.342	627	89.90
90.01 - 95.00	122	10,766,073.83	1.41	8.251	642	94.74
95.01 - 100.00	765	56,444,246.99	7.37	9.651	654	99.96

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

Min: 24.28
Max: 100.00
Weighted Average: 80.81

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	167	35,922,579.72	4.69	8.954	510	74.56
520 - 539	173	40,453,841.77	5.28	8.388	529	75.01
540 - 559	164	33,806,763.96	4.41	8.102	550	78.33
560 - 579	180	41,159,201.00	5.37	7.717	570	79.68
580 - 599	430	87,698,546.66	11.45	7.291	589	80.31
600 - 619	519	98,742,884.91	12.89	7.282	609	81.20
620 - 639	571	112,033,979.23	14.62	7.177	629	82.00
640 - 659	513	107,164,268.14	13.99	6.963	648	81.69
660 - 679	297	69,659,989.99	9.09	6.836	669	82.18
680 - 699	245	56,484,166.53	7.37	6.986	689	82.53
700 - 719	145	38,207,766.66	4.99	6.858	708	83.66
720 - 739	79	17,052,319.12	2.23	6.856	729	82.84
740 - 759	51	11,530,030.56	1.51	6.975	748	82.89
760 - 779	36	12,060,913.47	1.57	6.642	771	82.02
780 - 799	15	3,011,890.90	0.39	6.709	787	82.09
800 - 819	2	1,084,030.39	0.14	6.368	808	68.33

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

Min: 500
Max: 810
NZ Weighted Average: 626

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,241	442,233,952.76	57.73	7.236	645	82.70
Cashout Refi	1,318	318,065,623.46	41.52	7.400	601	78.19
Rate/Term Refi	28	5,773,596.79	0.75	7.797	596	79.70

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,968	620,811,541.70	81.04	7.302	623	80.77
Duplex	349	93,135,233.78	12.16	7.295	644	81.49
Condo	228	40,907,883.46	5.34	7.401	636	81.18
3-4 Family	42	11,218,514.07	1.46	7.420	630	76.08

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	2,151	408,701,573.08	53.35	7.085	621	81.58
Stated	1,395	345,824,373.79	45.14	7.554	634	79.80
Limited	41	11,547,226.14	1.51	7.845	579	83.93

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,277	710,835,269.13	92.79	7.266	625	80.85
Non-Owner Occupied	288	50,626,891.55	6.61	7.872	639	80.35
Second Home	22	4,611,012.33	0.60	7.535	604	79.50

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alaska	2	481,501.44	0.06	7.952	559	72.31
Arizona	68	10,709,146.28	1.40	7.582	602	80.74
Arkansas	3	241,404.53	0.03	9.409	593	79.53
California	703	227,588,791.59	29.71	6.972	633	80.60
Colorado	80	11,827,657.32	1.54	7.021	626	83.04
Connecticut	61	12,154,246.05	1.59	7.800	627	78.73
Delaware	11	1,310,780.25	0.17	7.381	618	81.51
District of Columbia	19	4,667,897.62	0.61	7.623	622	78.34
Florida	451	78,742,269.69	10.28	7.651	622	80.08
Georgia	192	22,838,891.40	2.98	7.598	616	83.55
Hawaii	48	13,578,842.36	1.77	7.104	664	80.95
Idaho	16	1,195,732.57	0.16	7.919	600	82.50
Illinois	225	32,592,968.56	4.25	7.354	632	81.33
Indiana	31	2,703,217.05	0.35	8.357	605	83.16
Iowa	3	195,244.58	0.03	8.308	595	81.45
Kansas	3	323,216.89	0.04	8.870	578	80.76
Kentucky	6	1,326,219.09	0.17	7.251	599	86.53
Maine	9	1,113,464.31	0.15	7.852	586	73.25
Maryland	192	40,484,808.99	5.28	7.384	616	80.20
Massachusetts	106	25,312,889.08	3.30	7.311	634	81.44
Michigan	86	8,589,904.76	1.12	8.098	599	81.83
Minnesota	36	6,187,937.84	0.81	7.223	625	79.19
Missouri	30	3,191,924.88	0.42	8.478	596	83.96
Nebraska	3	300,204.00	0.04	7.344	580	85.73
Nevada	75	16,349,377.45	2.13	7.311	614	79.42
New Hampshire	19	3,687,511.55	0.48	7.896	595	81.58
New Jersey	220	53,013,812.00	6.92	7.555	620	79.69
New Mexico	7	1,640,220.65	0.21	7.456	640	85.17
New York	352	100,889,170.10	13.17	7.202	638	81.30
North Carolina	38	4,909,177.39	0.64	7.191	610	81.54
Ohio	51	5,404,902.22	0.71	7.716	602	84.34
Oklahoma	6	435,855.50	0.06	7.991	602	83.59
Oregon	22	2,680,678.77	0.35	7.004	642	81.83
Pennsylvania	58	6,507,780.65	0.85	8.333	583	79.81
Rhode Island	15	3,260,917.85	0.43	7.236	613	79.72
South Carolina	16	1,636,185.90	0.21	7.953	602	83.93
Tennessee	24	3,923,668.80	0.51	7.286	628	82.12
Texas	51	6,763,758.70	0.88	7.428	619	81.02
Utah	12	1,305,062.83	0.17	7.398	604	82.34
Virginia	129	30,310,974.13	3.96	7.426	615	80.54
Washington	67	11,383,123.28	1.49	7.250	622	83.30
West Virginia	2	504,000.00	0.07	6.250	616	80.00
Wisconsin	37	3,684,718.84	0.48	7.764	622	80.68
Wyoming	2	123,115.27	0.02	7.670	608	82.36

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	833	160,437,386.27	20.94	7.607	628	81.40
12	527	129,916,848.91	16.96	7.310	635	81.50
24	1,973	425,639,638.38	55.56	7.237	624	80.80
36	254	50,079,299.45	6.54	6.947	618	77.19

Total:	3,587	766,073,173.01	100.00	7.308	626	80.81

Loans with Penalty: 79.06

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.501 - 3.000	1	529,683.99	0.08	6.990	613	90.00
4.001 - 4.500	26	7,995,097.25	1.18	5.341	659	78.37
4.501 - 5.000	131	45,198,068.02	6.69	5.718	658	78.51
5.001 - 5.500	358	105,686,074.59	15.65	6.137	652	79.41
5.501 - 6.000	485	151,056,045.72	22.37	6.655	641	79.08
6.001 - 6.500	518	143,055,493.38	21.19	7.117	635	80.98
6.501 - 7.000	1,049	221,688,261.78	32.83	8.280	583	79.68

Total:	2,568	675,208,724.73	100.00	7.127	624	79.69

Min: 3.000
Max: 6.990
Weighted Average (>0): 6.063

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	41	14,040,809.33	2.08	5.385	654	78.56
11.501 - 12.000	249	81,389,639.08	12.05	5.862	661	79.14
12.001 - 12.500	374	107,722,325.76	15.95	6.330	644	79.36
12.501 - 13.000	558	170,938,381.39	25.32	6.817	641	79.67
13.001 - 13.500	438	113,668,958.35	16.83	7.301	628	80.66
13.501 - 14.000	355	81,805,570.75	12.12	7.813	596	81.82
14.001 - 14.500	191	42,952,635.19	6.36	8.261	583	82.10
14.501 - 15.000	160	32,213,399.12	4.77	8.773	555	78.58
15.001 - 15.500	61	10,063,163.50	1.49	9.291	534	73.29
15.501 - 16.000	64	9,322,863.99	1.38	9.723	541	73.44
16.001 - 16.500	21	3,477,276.35	0.51	10.319	522	70.33
16.501 - 17.000	23	3,187,616.81	0.47	10.655	525	70.02
17.001 - 17.500	12	1,458,527.56	0.22	11.211	532	66.40
17.501 - 18.000	15	2,146,873.15	0.32	11.809	538	64.70
18.001 - 18.500	1	149,833.24	0.02	12.200	504	58.82
18.501 - 19.000	3	570,890.41	0.08	12.587	533	66.64
19.501 - 20.000	2	99,960.75	0.01	13.700	510	69.44

Total:	2,568	675,208,724.73	100.00	7.127	624	79.69

Min: 11.150
Max: 19.750
Weighted Average (>0): 13.133

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	42	14,320,665.56	2.12	5.386	654	78.59
5.501 - 6.000	251	81,968,509.86	12.14	5.863	661	79.14
6.001 - 6.500	373	107,442,469.53	15.91	6.333	644	79.36
6.501 - 7.000	558	170,603,328.63	25.27	6.821	640	79.67
7.001 - 7.500	440	114,191,947.52	16.91	7.300	628	80.73
7.501 - 8.000	356	82,532,229.49	12.22	7.813	596	81.81
8.001 - 8.500	189	42,371,215.85	6.28	8.277	582	81.94
8.501 - 9.000	161	31,704,913.89	4.70	8.804	554	78.44
9.001 - 9.500	60	10,000,279.98	1.48	9.297	533	73.19
9.501 - 10.000	63	9,294,603.53	1.38	9.755	540	73.68
10.001 - 10.500	22	3,535,883.16	0.52	10.322	522	70.49
10.501 - 11.000	21	2,875,199.43	0.43	10.761	526	69.22
11.001 - 11.500	11	1,399,920.75	0.21	11.241	532	65.83
11.501 - 12.000	17	2,328,034.01	0.34	11.801	536	65.12
12.001 - 12.500	1	149,833.24	0.02	12.200	504	58.82
12.501 - 13.000	1	389,729.55	0.06	13.000	545	65.00
13.501 - 14.000	2	99,960.75	0.01	13.700	510	69.44

Total:	2,568	675,208,724.73	100.00	7.127	624	79.69

Min: 5.150
Max: 13.750
Weighted Average (>0): 7.127

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	2,550	671,778,281.05	99.49	7.125	624	79.69
3.000	18	3,430,443.68	0.51	7.649	613	81.11

Total:	2,568	675,208,724.73	100.00	7.127	624	79.69

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.005

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	2,568	675,208,724.73	100.00	7.127	624	79.69

Total:	2,568	675,208,724.73	100.00	7.127	624	79.69

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

17	1	58,606.81	0.01	10.490	530	80.00
18	1	87,558.67	0.01	11.750	509	65.00
19	7	2,058,840.04	0.30	7.140	641	84.23
20	18	3,868,953.31	0.57	7.826	598	77.46
21	185	50,145,890.96	7.43	7.003	630	80.50
22	1,313	340,376,180.70	50.41	7.091	624	79.46
23	978	261,113,894.75	38.67	7.217	621	79.96
30	1	89,215.75	0.01	8.550	659	80.00
33	2	590,088.04	0.09	7.139	752	75.47
34	29	7,477,336.47	1.11	6.455	654	79.82
35	22	5,438,846.88	0.81	6.857	634	77.93
58	5	1,838,398.70	0.27	6.737	643	73.47
59	6	2,064,913.65	0.31	6.732	658	77.12

Total:	2,568	675,208,724.73	100.00	7.127	624	79.69

Min: 17
Max: 59
Weighted Average: 23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.